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                                                                   Exhibit 10.54


                             SETTLEMENT AGREEMENT


          This Settlement Agreement (the "Agreement") is entered into as of November 4, 1999, by and between Steven Gal ("Gal") and Inference Corporation, a Delaware corporation (the "Company").


                                R E C I T A L S
                                - - - - - - - -

          A. Effective as of July 10, 1999, Gal and the Company entered into that certain Employment Agreement (the "Employment Agreement").

          B. Gal desires to resign from all of his executive officer position with the Company as of the date hereof and to resign his employment duties with the Company effective December 3, 1999.

          C. In connection with Gal's resignation, the parties desire to enter into this Agreement and amend the Employment Agreement as set forth below.


                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1.   Notice of Resignation; Transition.
               ---------------------------------

               (a) Gal hereby provides notice to the Company that he resigns from his position as the Company's Vice President, Marketing as of the date hereof and resigns all of his employment duties with the Company effective December 3, 1999 ("Employment Termination Date").

               (b) Gal agrees to assist the Company in effectuating a smooth transition of his responsibilities and to provide such assistance reasonably requested by the Company until the Employment Termination Date.

               (c) Gal and the Company acknowledge and agree that Gal cannot revoke his resignation provided in Paragraph 1(a) and that Gal's employment with the Company will terminate on the Employment Termination Date.

               (d) Gal and the Company acknowledge that Gal may seek alternative employment in the field of customer relation management and that any income derived from any alternative employment shall not be an off-set of any of the sums payable by the Company to Gal under this Agreement.

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          2.   Severance Benefits. Gal hereby waives all termination benefits
               ------------------
under the employment agreement (including but not limited to section I.2 thereof) of agrees to the following severance benefits:


               "(a) Concurrent with the execution of the Settlement Agreement dated as of November 4, 1999, the Company shall pay to Executive as severance pay in a lump sum cash payment, $140,667; and

               (b) The Company shall maintain, at the Company's expense, in full force and effect, for the Executive's continued benefit until the earlier of (i) 6 months after the date of termination or (ii) the Executive's commencement of full time employment with a new employer, all life insurance, medical, health and accident, and disability plans, programs or arrangements in which the Executive was entitled to participate immediately prior to the date of termination, provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans or programs. Subsequent health insurance benefits will be in accordance with COBRA."

          3.   Waiver Under Employment Agreement.  Except for the continuing
               ---------------------------------
obligations of Gal under Article II of the Employment Agreement, which Gal hereby reaffirms, and the continuing obligations of the Company under Articles III and IV of the Employment Agreement, as amended hereby, the parties agree that the Employment Agreement shall be terminated in its entirety as of the Employment Termination Date and both parties expressly waive any notice periods for termination of the Employment Agreement.

          4.   Return of Company Property; Expenses.
               ------------------------------------

               (a) Gal covenants that on or prior to the Employment Termination Date he shall return all Company property, equipment and documents in his possession or under his control, including, but not limited to, keys, credit cards, telephone calling cards, manuals, books, notebooks, financial statements, reports, samples, pricing lists, and other property of the Company; provided, however, Gal shall be allowed to retain the laptop computer.

               (b) On or prior to the Employment Termination Date, Gal shall submit to the Company all business expenses outstanding as of December 3, 1999 for reconciliation and payment (which reconciliation and payment shall occur within five days after Gal's submission of his business expenses). The Company shall reimburse Gal for business expenses incurred after the Employment Termination Date only if such expenses are submitted and approved before they are incurred.

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          5.   Employment Agreement Options.  Notwithstanding the terms of the
               ----------------------------
Company's Amended and Restated 1993 Stock Option Plan, as amended, and the Stock Option Agreements between the Company and Gal, the 10,000 stock options granted to Gal on July 8, 1999 pursuant to the Employment Agreement shall vest according to Section I.5 of the Employment Agreement notwithstanding Gal's termination of employment, i.e., on July 31, 2000 (or earlier), and, thereafter, shall remain completely exercisable until October 31, 2000. The options shall cease to be exercisable on November 1, 2000."



          6.   Release of Claims.  The Employee agrees that the foregoing
               -----------------
consideration represents settlement in full of all outstanding obligations owed to the Employee by the Company. The Employee and the Company, on behalf of themselves, and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, hereby fully and forever release each other and their respective heirs, family members, executors, officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agree not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation,

               (a) any and all claims relating to or arising from the Employee's employment relationship with the Company and the termination of that relationship;

               (b) any and all claims relating to, or arising from, the Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

               (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

               (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker

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Adjustment and Retraining Notification Act, Older Workers Benefit Protection
Act; the California Fair Employment and Housing Act, and Labor Code section 201, et seq. and section 970, et seq.;

               (e) any and all claims for violation of the federal, or any state, constitution;

               (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

               (g)  any and all claims for attorneys' fees and costs.
                         The Company and the Employee agree that the release set
forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.


                         (h)  The parties acknowledge that they may hereafter
discover facts different from or in addition to those they now know or believe to be true with respect to the claims, demands, causes of action, obligations, damages and liabilities of any nature whatsoever that are the subject of the releases set forth in Section 6(a), and they expressly agree to assume the risk of the possible discovery of additional or different facts, and agree that this Agreement is and shall remain effective in all respects regardless of such additional or different facts.

                         (i)  The parties hereto acknowledge that this Agreement
is a settlement of possible past, present and future differences, disputes and claims and is not an admission of liability by any of the parties hereto.

                         (j)  Each party represents, warrants, and agrees that
such party has not made any assignment, and will not make any assignment, of any claim, cause of action, right of action or any right of any kind whatsoever which are the subject of the releases set forth in Section 6(a), and that no other person or entity of any kind (other than as expressly mentioned above) had or has any interest in any of the demands, obligations, actions, causes of action, debts, liabilities, rights, contracts, damages, attorneys' fees, costs, expenses, losses or claims referred to herein.

                         (k)  Each party represents and warrants that no
complaints, charges, or lawsuits have been filed by or on behalf of such party against the other party or any of the individuals or entities associated or affiliated with such other party as set forth in Section 6(a).

                         (l)  Section 1542 of the California Civil Code provides
as follows:

               A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each party expressly waives the provisions of Section 1542 of the California Civil Code and all claims heretofore arising, known or unknown, and voluntarily and expressly releases each person

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released from liability by such party under Section 6(a) from all liability on claims arising out of any such matters.

          7.   Acknowledgment of Waiver of Claims Under ADEA.  Employee
               ---------------------------------------------
acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has at least twenty-
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one (21) days within which to consider this Agreement; (c) he has at least seven
(7) days following the execution of this Agreement by the parties to revoke the Agreement; and (d) this Agreement shall not be effective until the revocation period has expired.

          8.   Assistance/Cooperation with Litigation.  In connection with the
               --------------------------------------
Company's participation in pending or future litigation relating to events which occurred during Gal's employment or about which Gal has information, Gal agrees to cooperate fully and devote all time which may be reasonably required in the preparation, prosecution or defense of the Company's case, including, but not limited to, the execution of truthful declarations or providing information and/or documents requested by the Company; provided, however, that such
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assistance does not interfere with Gal's other employment and/or business commitments; and provided further, that Gal shall be reimbursed for all
                 ----------------
reasonable expenses incurred in providing such assistance, which must be discussed with the Company before they are incurred.

          9.   Legal Representation.  Gal has been advised to consult with an
               --------------------
attorney prior to executing this Agreement. Gal has had the opportunity to receive the advice of independent legal counsel prior to the execution of this Agreement, and Gal understands the terms and provisions of this Agreement and its nature and effect.

          10.  Notices.  All notices, requests, or other communications
               -------
(collectively "Notices") which are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as set forth below, or such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service if personally served. Notice mailed as provided herein shall be deemed given on the third business day following the date so mailed.

          To Company:    Inference Corporation
                         100 Rowland Way
                         Novato, California 94945
                         Attn: President

          To Gal:        Steven Gal
                         c/o Inference Corporation

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                         100 Rowland Way
                         Novato, California 94945

          11.  Governing Law.  This Agreement shall be governed by, and
               -------------
construed and enforced in accordance with, the laws of the State of California. Any and all controversies, disputes, and/or claims arising under or related to this Agreement shall be resolved in accordance with Section IV.8 of the Employment Agreement, i.e., by binding arbitration.

          12.  Modifications, Amendments, Waivers, and Extensions.  This
               --------------------------------------------------
Agreement may not be modified, changed or supplemented, nor may any obligations hereunder be waived or extensions of time for performance granted, except by written instrument signed by both parties to this Agreement or as otherwise expressly permitted herein. No waiver of any breach of any agreement or provision of this Agreement shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision contained in this Agreement. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

          13.  Attorneys' Fees. In the event any action in law or equity or any
               ---------------
arbitration proceeding is brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' fees, reasonably incurred in connection with such action.

          14.  Assignment.  This Agreement may not be assigned or delegated by
               ----------
either party without the prior written consent of the other party. Any attempted assignment of this Agreement made without the prior written consent of the other party shall be void. Notwithstanding the foregoing provisions of this Section, the Company may assign this Agreement to any entity controlling, controlled by, or under common control with the Company without the prior written consent of Gal.

          15.  Partial Invalidity.  Any provision of this Agreement which is
               ------------------
found to be invalid or unenforceable by any court in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, and the invalidity or unenforceability of such provision shall not affect the validity or enforceability of the remaining provisions of this Agreement.

          16.  Miscellaneous.  This Agreement:
               -------------

               (a) constitutes an amendment to the Employment Agreement and constitutes the entire agreement and supersedes all prior written or oral, and all contemporaneous oral agreements, understandings, and negotiations between the parties with respect to the subject matter of this Agreement;

               (b) may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument;

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               (c)  to the extent that it is inconsistent with the Employment
Agreement, shall control; and

               (d) is not intended to confer upon any person other than the parties to this Agreement any rights or remedies under this Agreement.

No Cooperation.  Employee agrees he will not intentionally and willingly damage
--------------
the business of the Company. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

Non-Disparagement.  Each party agrees to refrain from any defamation, libel or
-----------------
slander of the other, or tortious interference with the contracts and relationships of the other.

Confidential Information.  The Employee shall continue to maintain the
------------------------
confidentiality of all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between the Employee and the Company. The Employee shall return all the Company property and confidential and proprietary information in his possession to the Company on the Effective Date of this Agreement.

No Pending or Future Lawsuits.  The Employee represents that he has no lawsuits,
-----------------------------
claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. The Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

Application for Employment.  The Employee understands and agrees that, as a
--------------------------
condition of this Agreement, following the termination of the Payment Period he shall not be entitled to any employment with the Company, its subsidiaries, or any successor, and he hereby waives any right, or alleged right, of employment or re-employment with the Company. The Employee further agrees that he will not apply for employment with the Company, its subsidiaries or related companies, or any successor.


Confidentiality:  Except as required by applicable law, the Parties hereto each
---------------
agree to use their best efforts to maintain in confidence the consideration for this Agreement (hereinafter collectively referred to as "Settlement Information"). Except as provided by applicable law, each Party hereto agrees to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties, and each agrees that there will be no publicity, directly or indirectly, concerning any Settlement Information. Except as provided by applicable law, the Parties hereto agree to take every precaution to disclose Settlement Information only to those employees, officers, directors, attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Settlement Information.

Tax Consequences.  The Company makes no representations or warranties with
----------------
respect to the tax consequences of the payment of any sums to the Employee under the terms of this Agreement. The Employee agrees and understands that he is responsible for payment, if any, of local, state and/or

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federal taxes on the sums paid hereunder by the Company and any penalties or assessments thereon. The Employee further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of the Employee's failure to pay federal or state taxes or damages sustained by the Company by reason of any such claims, including reasonable attorneys' fees.

Authority.  The Company represents and warrants that the undersigned has the
---------
authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. The Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

Severability.  In the event that any provision hereof becomes or is declared by
------------
a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

Entire Agreement.  This Agreement represents the entire agreement and
----------------
understanding between the Company and the Employee concerning the Employee's separation from the Company, and supersedes and replaces any and all prior agreements and understandings concerning the Employee's relationship with the Company (except for the Confidentiality Agreement, which is not superseded or replaced by this Agreement but remains in full force and effect) and his compensation by the Company.

No Oral Modification.  This Agreement may only be amended in writing signed by
--------------------
the Employee and the President of the Company.

Effective Date.  This Agreement is effective when executed by both the Parties.
--------------

Counterparts.  This Agreement may be executed in counterparts, and each
------------
counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

Voluntary Execution of Agreement.  This Agreement is executed voluntarily and
--------------------------------
without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

          (h)  They have read this Agreement;

          (i) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

          (j) They understand the terms and consequences of this Agreement and of the releases it contains;

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          (k)  They are fully aware of the legal and binding effect of this
Agreement.



          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                              "COMPANY"

                              INFERENCE CORPORATION, a Delaware corporation


                              By:   ___________________________________________
                                    Charles W. Jepson, Chief Executive Officer



                              "GAL"


                              _________________________________________________
                              Steven.Gal

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